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                             GT GLOBAL DOLLAR FUND

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997

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THE  FOLLOWING  SUPPLEMENTS THE  DISCUSSION UNDER  "HOW  TO REDEEM  SHARES" WITH
RESPECT TO GT GLOBAL DOLLAR FUND:

Upon redemption, Class B shares of the Fund that were acquired pursuant to the exchange privilege during a tender offer by GT Global Floating Rate Fund ("Floating Rate Fund") will be subject to a contingent deferred sales charge equivalent to the early withdrawal charge on the common stock of the Floating Rate Fund, as set forth in the current prospectus for the Floating Rate Fund. The purchase of shares of the Fund will be deemed to have occurred at the time of the initial purchase of the Floating Rate Fund's common stock.

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DOLST706001.8                                                      June 16, 1997